Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2018
Accounting Policies [Abstract]
Recently Issued and Adopted Accounting Pronouncements

Recently Adopted Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-09, “Revenue from Contracts with Customers,” which replaced all existing revenue guidance created by Accounting Standards Codification (“ASC”) Topic 605, including prescriptive industry-specific guidance, and created ASC Topic 606 for revenue and ASC Subtopic 340-40 for incremental costs of obtaining a contract with customers. This standard’s core principle is that an entity will recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. We have adopted ASU No. 2014-09 as of January 1, 2019, using the full retrospective method for adoption. Please refer to the tables below for the retrospective impacts of the adoption of this guidance.  Adoption of the new standard resulted in changes to our accounting policies for revenue recognition, as detailed below.

The adoption of the new standard resulted in changes to the classification and timing of our revenue recognition. Specifically, revenue classified as professional services and other revenue was increased, and revenue classified as recurring services revenue was reduced under the new standard, compared to ASC Topic 605. Adoption of the new standard also resulted in changes to the timing of our revenue recognition compared to ASC Topic 605 because professional services and other revenue is generally recognized earlier in the contract period than recurring services revenue. In compliance with the new standard, a contract asset is reflected on the consolidated balance sheets when revenue recognized for professional service performance obligations exceed the billings and is amortized over the contract period, which is generally three years. We also have changed the timing of certain selling, general, and administrative expenses, as the new standard required capitalizing and amortizing certain selling expenses, such as commissions and bonuses paid to the sales force. These sales expenses are now amortized over the period of benefit, which we have determined to be five years.

In November 2016, the FASB issued ASU No. 2016-18, “Restricted Cash,” which requires that the statement of cash flows explain the change during the period in the total of cash, cash equivalents, and restricted cash. We have adopted this guidance as of January 1, 2019 on a retrospective basis for all periods presented. Accordingly, the consolidated statement of cash flows has been revised to include restricted cash and restricted cash equivalents held to satisfy customer trust funds obligations, as a component of cash, cash equivalents, restricted cash and restricted cash equivalents. Please refer to the tables below for the retrospective impacts of the adoption of this guidance.

In March 2017, the FASB issued ASU No. 2017-07, “Compensation—Retirement Benefits,” which aims to improve the presentation of net periodic pension cost and net periodic postretirement benefit cost.  The amendments in this update require that an employer (a) report the service cost component in the same line item or items as other compensation costs arising from services rendered by the pertinent employees during the period, and (b) report the other components of net benefit cost in the income statement separately from the service cost component and outside a subtotal of income from operations, if one is presented.  We have adopted this guidance as of January 1, 2019, on a retrospective basis for all periods presented.  Please refer to the tables below for the retrospective impacts of the adoption of this guidance.

In August 2016, the FASB issued ASU No. 2016-15, “Statement of Cash Flows—Classification of Certain Cash Receipts and Cash Payments,” which addresses eight specific cash flow issues with the objective of reducing the existing diversity in practice of certain cash receipts and cash payments. This guidance is effective for non-public companies for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. We have chosen to early adopt this guidance as of January 1, 2018, and have applied this guidance to the presentation of our debt refinancing transactions that occurred during 2018.

We have adjusted our consolidated financial statements from amounts previously reported due to the adoption of ASC Topic 606, ASU No. 2017-07, and ASU 2016-18.  Selected consolidated financial statement line items, which reflect the adoption of the new ASUs, are as follows:

	December 31, 2018
Consolidated Balance Sheet	As previously reported	ASC Topic 606 Adjustments	As adjusted
ASSETS
Trade and other receivables, net	$69.9	$(6.0)	$63.9
Prepaid expenses and other current assets	42.3	6.6	48.9
Other assets	1.6	92.8	94.4
LIABILITIES
Deferred revenue	$17.2	$6.0	$23.2
Other liabilities	42.0	3.9	45.9

	December 31, 2017
Consolidated Balance Sheet	As previously reported	ASC Topic 606 Adjustments	As adjusted
ASSETS
Trade and other receivables, net	$66.6	$(4.3)	$62.3
Prepaid expenses and other current assets	41.7	12.1	53.8
Other assets	2.0	80.2	82.2
LIABILITIES
Deferred revenue	$14.0	$2.5	$16.5
Other liabilities	45.5	3.5	49.0

	Year Ended December 31, 2018
Consolidated Statement of Operations	As previously reported	ASC Topic 606 Adjustments	ASU 2017-07 Adjustments	As adjusted
Revenue:
Recurring services	$652.5	$(27.5)	$—	$625.0
Professional services and other	93.9	21.8	—	115.7
Total revenue	$746.4	$(5.7)	$—	$740.7
Costs and expenses:
Selling, general, and administrative expense	270.7	(9.2)	(2.7)	258.8
Operating profit	49.9	3.5	2.7	56.1
Other income, net	(2.9)	—	2.7	(0.2)
Income tax expense	7.7	0.7		8.4
Net loss	$(63.9)	$2.8	$—	$(61.1)
Net loss per share attributable to Ceridian, basic and diluted	$(0.62)	$0.02	$—	$(0.60)

	Year Ended December 31, 2017
Consolidated Statement of Operations	As previously reported	ASC Topic 606 Adjustments	ASU 2017-07 Adjustments	As adjusted
Revenue:
Recurring services	$598.5	$(24.6)	$—	$573.9
Professional services and other	72.3	30.0	—	102.3
Total revenue	$670.8	$5.4	$—	$676.2
Cost of revenue:
Professional services and other	135.8	(0.8)	—	135.0
Total cost of revenue	407.5	(0.8)	—	406.7
Gross profit	263.3	6.2	—	269.5
Costs and expenses:
Selling, general, and administrative expense	223.0	(7.4)	(1.5)	214.1
Operating profit	40.3	13.6	1.5	55.4
Other expense, net	7.3	—	1.5	8.8
Income tax benefit	(49.6)	1.1	—	(48.5)
Net (loss) income	$(10.5)	$12.5	$—	$2.0
Net loss per share attributable to Ceridian, basic and diluted	$(0.46)	$0.20	$—	$(0.26)

	Year Ended December 31, 2016
Consolidated Statement of Operations	As previously reported	ASC Topic 606 Adjustments	ASU 2017-07 Adjustments	As adjusted
Revenue:
Recurring services	$558.5	$(21.0)	$—	$537.5
Professional services and other	64.9	27.7	—	92.6
Total revenue	$623.4	$6.7	$—	$630.1
Cost of revenue:
Professional services and other	115.6	(0.6)	—	115.0
Total cost of revenue	396.4	(0.6)	—	395.8
Gross profit	227.0	7.3	—	234.3
Costs and expenses:
Selling, general, and administrative expense	225.3	(7.2)	(3.0)	215.1
Operating profit	1.7	14.5	3.0	19.2
Other expense, net	12.9	—	3.0	15.9
Income tax expense	6.7	1.0	—	7.7
Net loss	$(92.8)	$13.5	$—	$(79.3)
Net loss per share attributable to Ceridian, basic and diluted	$(1.65)	$0.21	$—	$(1.44)

	Year Ended December 31, 2018
Consolidated Statement of Cash Flows	As previously reported	ASC Topic 606 Adjustments	ASU 2016-18 Adjustments	As adjusted
Net loss	$(63.9)	$2.8	$—	$(61.1)
Adjustments to reconcile net loss to net cash used in operating activities:
Deferred income tax benefit	(16.8)	0.7	—	(16.1)
Changes in operating assets and liabilities excluding effects of acquisitions and divestitures:
Trade and other receivables	(5.3)	1.7	—	(3.6)
Prepaid expenses and other current assets	(4.6)	5.2	—	0.6
Deferred revenue	3.5	3.5	—	7.0
Other assets and liabilities	(2.8)	(13.9)	—	(16.7)
Net cash provided by operating activities- continuing operations	10.7	—	—	10.7
Cash Flows from Investing Activities
Net change in restricted cash and other restricted assets held to satisfy customer trust funds obligations	1,430.3	—	(1,430.3)	—
Net cash provided by (used in) investing activities	1,379.2	—	(1,430.3)	(51.1)
Effect of Exchange Rate Changes on Cash and Equivalents and Restricted Cash and Equivalents	(9.7)	—	(3.1)	(12.8)
Net increase (decrease) in cash and equivalents and restricted cash and equivalents	123.1	—	(1,429.1)	(1,306.0)
Elimination of cash from discontinued operations	0.5	—	—	0.5
Cash and equivalents and restricted cash and equivalents at beginning of period	94.2	—	2,317.6	2,411.8
Cash and equivalents and restricted cash and equivalents at end of period	$217.8	$—	$888.5	$1,106.3

	Year Ended December 31, 2017
Consolidated Statement of Cash Flows	As previously reported	ASC Topic 606 Adjustments	ASU 2016-18 Adjustments	As adjusted
Net (loss) income	$(10.5)	$12.5	$—	$2.0
Adjustments to reconcile net loss to net cash used in operating activities:
Deferred income tax benefit	(62.3)	1.1	—	(61.2)
Changes in operating assets and liabilities excluding effects of acquisitions and divestitures:
Trade and other receivables	5.3	0.4	—	5.7
Prepaid expenses and other current assets	(6.9)	0.6	—	(6.3)
Deferred revenue	2.6	1.9	—	4.5
Other assets and liabilities	(0.7)	(16.5)	—	(17.2)
Net cash used in operating activities- continuing operations	(29.4)	—	—	(29.4)
Cash Flows from Investing Activities
Net change in restricted cash and other restricted assets held to satisfy customer trust funds obligations	(367.8)	—	367.8	—
Net cash used in investing activities - continuing operations	(407.2)	—	367.8	(39.4)
Effect of Exchange Rate Changes on Cash and Equivalents and Restricted Cash and Equivalents	8.6	—	2.4	11.0
Net (decrease) increase in cash and equivalents and restricted cash and equivalents	(31.8)	—	370.2	338.4
Elimination of cash from discontinued operations	5.2	—	—	5.2
Cash and equivalents and restricted cash and equivalents at beginning of period	120.8	—	1,947.4	2,068.2
Cash and equivalents and restricted cash and equivalents at end of period	$94.2	$—	$2,317.6	$2,411.8

	Year Ended December 31, 2016
Consolidated Statement of Cash Flows	As previously reported	ASC Topic 606 Adjustments	ASU 2016-18 Adjustments	As adjusted
Net loss	$(92.8)	$13.5	$—	$(79.3)
Adjustments to reconcile net loss to net cash used in operating activities:
Deferred income tax benefit	(8.3)	1.1	—	(7.2)
Changes in operating assets and liabilities excluding effects of acquisitions and divestitures:
Trade and other receivables	(5.8)	0.6	—	(5.2)
Prepaid expenses and other current assets	1.1	(11.0)	—	(9.9)
Deferred revenue	(1.8)	4.5	—	2.7
Other assets and liabilities	(3.8)	(8.7)	—	(12.5)
Net cash used in operating activities- continuing operations	(73.2)	—	—	(73.2)
Cash Flows from Investing Activities
Net change in restricted cash and other restricted assets held to satisfy customer trust funds obligations	677.8	—	(677.8)	—
Net cash provided by investing activities - continuing operations	724.4		(677.8)	46.6
Net cash provided by investing activities - discontinued operations	38.6		(38.2)	0.4
Net cash provided by investing activities	763.0	—	(716.0)	47.0
Effect of Exchange Rate Changes on Cash and Equivalents and Restricted Cash and Equivalents	1.3	—	13.7	15.0
Net increase (decrease) in cash and equivalents and restricted cash and equivalents	58.1	—	(702.3)	(644.2)
Elimination of cash from discontinued operations	(0.5)	—	38.2	37.7
Cash and equivalents and restricted cash and equivalents at beginning of period	63.2	—	2,611.5	2,674.7
Cash and equivalents and restricted cash and equivalents at end of period	$120.8	$—	$1,947.4	$2,068.2

Recently Issued Accounting Pronouncements

In February 2016, the FASB issued ASU No. 2016-02, “Leases,” which created ASC Topic 842 and is intended to increase transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet and by disclosing key information about leasing arrangements. This standard requires balance sheet recognition for both finance leases and operating leases. This guidance is effective for public companies for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. An entity will, in effect, continue to account for leases that commence before the effective date in accordance with previous GAAP unless the lease is modified, except that lessees are required to recognize a right-of-use asset and a lease liability for all operating leases at each reporting date based on the present value of the remaining minimum rental payments that were tracked and disclosed under previous GAAP. Management will adopt this guidance beginning in the first quarter of 2019, and has chosen to take advantage of the additional transition method in ASU No. 2018-11 discussed below, in which a cumulative-effect adjustment will be made to the opening balance of retained earnings in the period of adoption.  Currently, based on management’s implementation efforts, we will recognize a right-of-use asset and a lease liability on the consolidated balance sheets as of January 1, 2019, in the range of $35.0 to $45.0.

In February 2018, the FASB issued ASU No. 2018-02, “Income Statement—Reporting Comprehensive Income,” which is in response to a narrow-scope financial reporting issue that arose because of the Tax Cuts and Jobs Act. The amendment in this update allows a reclassification from accumulated other comprehensive income to retained earnings for stranded tax effects resulting from the Tax Cuts and Jobs Act. This amendment is intended to improve the usefulness of information reported to financial statement users by requiring certain disclosures about stranded tax effects. The amendment in this update is effective for all entities for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management will adopt this guidance beginning in the first quarter of 2019.  We anticipate the adoption of this guidance will not have a significant impact on our consolidated balance sheets.

In July 2018, the FASB issued ASU No. 2018-10, “Codification Improvements to Topic 842, Leases” and 2018-11, “Leases (Topic 842): Targeted Improvements.” The amendments in ASU No. 2018-10 affect narrow aspects of the guidance issued in ASU No. 2016-02. For non-early adopters, this amendment is effective under the same timelines as ASU No. 2016-02. The amendments in ASU No. 2018-11 provide entities with an additional (and optional) transition method to adopt the new lease requirements. Under the additional transition method, entities may initially apply the requirements by recognizing a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption. The amendments in this update also provide lessors with a practical alternative to separate non-lease components from the associated lease component. Under this alternative, lessors may account for those components as a single component if the non-lease components otherwise would be accounted for under the new revenue guidance (Topic 606) and certain other criteria are met. For entities that have not adopted Topic 842 before the issuance of this update, the effective date and transition requirements are the same as the effective date and transition requirements in ASU No. 2016-02. As discussed above, management has chosen to take advantage of the additional transition method created by this guidance and will record a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption, which will be the first quarter of 2019.

Basis of Presentation

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The accompanying consolidated financial statements include the operations and accounts of Ceridian and all subsidiaries, as well as any variable interest entity (“VIE”) in which we have controlling financial interest. All intercompany balances and transactions have been eliminated from our consolidated financial statements.

We consolidate the grantor trusts that hold funds provided by our payroll and tax filing customers pending remittance to employees of those customers or tax authorities in the United States and Canada, although Ceridian does not own the grantor trusts. Under consolidation accounting, the enterprise with a controlling financial interest consolidates a VIE. A controlling financial interest in an entity is determined through analysis that identifies the primary beneficiary which has (1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. In addition, ongoing reassessments must be performed to confirm whether an enterprise is the primary beneficiary of a VIE. The grantor trusts are VIEs, and we are deemed to have a controlling financial interest as the primary beneficiary. Please refer to Note 5, “Customer Trust Funds,” for further information on our accounting for these funds.

Reverse Stock Split

Reverse Stock Split

On April 10, 2018, we effected a 1-for-2 reverse stock split of our common stock. All of the common share and per share information referenced throughout the consolidated financial statements and accompanying notes thereto have been retroactively adjusted to reflect this reverse stock split.

Use of Estimates

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of our financial statements and our reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates that could significantly affect our results of operations or financial condition include the assignment of fair values to goodwill and other intangible assets and testing for impairment; the testing of impairment of long-lived assets; the determination of our liability for pensions and postretirement benefits; the determination of fair value of stock options granted; and the resolution of tax matters and legal contingencies. Further discussion on these estimates can be found in related disclosures elsewhere in our notes to the consolidated financial statements.

Segments

Segments

After consideration of the LifeWorks Disposition, management has concluded that we have one operating and reportable segment. This conclusion aligns with how management monitors operating performance, allocates resources, and deploys capital. Please refer to Note 3, “Discontinued Operations,” for further discussion of the LifeWorks Disposition.

Cash and Equivalents	Cash and Equivalents As of December 31, 2018, and 2017, cash and equivalents were comprised of cash held in bank accounts and investments with an original maturity of three months or less.
Concentrations

Concentrations

Cash deposits of client and corporate funds are maintained primarily in large credit-worthy financial institutions in the countries in which we operate. These deposits may exceed the amount of any deposit insurance that may be available through government agencies. All deliverable securities are held in custody with large credit-worthy financial institutions, which bear the risk of custodial loss. Non-deliverable securities, primarily money market securities, are held in custody by large, credit-worthy broker-dealers and financial institutions.

Trade and Other Receivables, Net

Trade and Other Receivables, Net

Trade and other receivables balances are presented on the consolidated balance sheets net of the allowance for doubtful accounts of $1.3 and $1.3 and the reserve for sales adjustments of $3.8 and $4.7 as of December 31, 2018 and 2017, respectively. We experience credit losses on accounts receivable and, accordingly, must make estimates related to the ultimate collection of the receivables. Specifically, management analyzes accounts receivable, historical bad debt experience, customer concentrations, customer creditworthiness, and current economic trends when evaluating the adequacy of the allowance for doubtful accounts. We estimate the reserve for sales adjustment based on historical sales adjustment experience. We write off accounts receivable when we determine that the accounts are uncollectible, generally upon customer bankruptcy or the customer’s nonresponse to continued collection efforts.

Property, Plant, and Equipment

Property, Plant, and Equipment

Our property, plant, and equipment assets are stated at cost less depreciation. Depreciation is calculated on a straight-line basis over the shorter of the remaining lease term or estimated useful life of the related assets, which are generally as follows:

Buildings	40 years
Building improvements	5 years
Machinery and equipment	4-6 years
Computer equipment	3-4 years

Repairs and maintenance costs are expensed as incurred. We capitalized interest of $0.5 and $0.6 in property, plant, and equipment during the years ended December 31, 2018 and 2017, respectively. Property, plant, and equipment assets are assessed for impairment as described under the heading “Impairment of Long-Lived Assets” below.

Assignment of Fair Values Upon Acquisition of Goodwill and Other Intangible Assets

Assignment of Fair Values Upon Acquisition of Goodwill and Other Intangible Assets

In the event of a business combination where we are the acquiring party, we are required to assign fair values to all identifiable assets and liabilities acquired, including intangible assets, such as customer lists, identifiable intangible trademarks, technology and non-compete agreement. We are also required to determine the useful life for definite-lived identifiable intangible assets acquired. These determinations require significant judgments, estimates, and assumptions; and, when material amounts are involved, we generally utilize the assistance of third-party valuation consultants. The remainder of the purchase price of the acquired business not assigned to identifiable assets or liabilities is then recorded as goodwill.

In conjunction with the 2007 Merger, affiliates of the Sponsors completed the acquisition of all outstanding equity of the Ceridian entities. Although Parent continued as the same legal entity after the 2007 Merger, the application of push down accounting representing the termination of the old accounting entity and the creation of a new one resulted in the adjustment of all net assets to their respective fair values as of the 2007 Merger. Net assets of the Parent were adjusted to their respective fair values, which included goodwill, trademarks, customer lists, and other intangible assets.

Goodwill and Intangible Assets

Goodwill and Intangible Assets

Goodwill, which represents the excess purchase price over the fair value of net assets of businesses acquired, is assigned to reporting units based on the benefits derived from the acquisition. Goodwill and indefinite-lived intangibles are not amortized against earnings, but instead are subject to impairment review on at least an annual basis. We perform our annual assessment of goodwill and indefinite-lived intangible balances as of October 1 of each year. There was no indication of impairment at October 1, 2018.

We assess goodwill impairment risk by first performing a qualitative review of entity-specific, industry, market, and general economic factors for each reporting unit. If significant potential goodwill impairment risk exists for a specific reporting unit, we apply a quantitative test. The quantitative test compares the reporting unit’s estimated fair value with its carrying amount. In estimating fair value of our reporting units, we use a combination of the income approach and the market-based approach. A number of significant assumptions and estimates are involved in determining the current fair value of the reporting units, including operating cash flows, markets and market share, sales volumes and prices, and working capital changes. We consider historical experience and all available information at the time the fair values of our reporting units are estimated. However, fair values that could be realized in an actual transaction may differ from those used to evaluate the goodwill for impairment. The evaluation of impairment involves comparing the current fair value of the reporting unit to the carrying amount. To the extent that the carrying amount of goodwill of the reporting unit exceeds the fair value of the reporting unit, an impairment loss is recognized.

Intangible assets represent amounts assigned to specifically identifiable intangible assets at the time of an acquisition. Definite-lived assets are amortized on a straight-line basis generally over the following periods:

Customer lists and relationships	5-15 years
Technology	3-4 years

Indefinite-lived intangible assets, which consist of trade names, are tested for impairment on an annual basis, or more frequently if certain events or circumstances occur that could indicate impairment. When evaluating whether the indefinite-lived intangible assets are impaired, the carrying amount is compared to its estimated fair value. The estimate of fair value is based on a relief from royalty method which calculates the cost savings associated with owning rather than licensing the trademark. An estimated royalty rate is applied to forecasted revenue and the resulting cash flows are discounted. Definite-lived assets are assessed for impairment as described under the heading “Impairment of Long-Lived Assets” below.

Internally Developed Software Costs

Internally Developed Software Costs

In accordance with Accounting Standards Codification (“ASC”) Topic 350, we capitalize costs associated with software developed or obtained for internal use when both the preliminary project stage is completed and our management has authorized further funding for the project, which it deems probable of completion. Capitalized software costs include only: (1) external direct costs of materials and services consumed in developing or obtaining the software; (2) payroll and payroll-related costs for employees who are directly associated with and who devote time to the project; and (3) interest costs incurred while developing the software. Capitalization of these costs ceases no later than the point at which the project is substantially complete and ready for its intended purpose. We do not include general and administrative costs and overhead costs in capitalizable costs. We charge research and development costs, product management, and other software maintenance costs related to software development to earnings as incurred.

We had capitalized software costs, net of accumulated amortization, of $61.9 and $56.4 as of December 31, 2018 and 2017, respectively, included in property, plant, and equipment in the accompanying consolidated balance sheets. We amortize software costs on a straight-line basis over the expected life of the software, generally a range of two to seven years. Amortization of software costs totaled $26.2, $23.6, and $20.9 for the years ended December 31, 2018, 2017, and 2016, respectively.

Impairment of Long-Lived Assets

Impairment of Long-Lived Assets

Long-lived assets, such as property, plant, and equipment, capitalized software, and definite-lived intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset group may not be recoverable. Recoverability of asset groups to be held and used is measured by a comparison of the carrying amount of an asset group to the estimated undiscounted future cash flows expected to be generated by the asset group. If the carrying amount of an asset group exceeds its estimated future cash flows, an impairment charge is recognized for the amount by which the carrying amount of the asset group exceeds the fair value of the asset group.

Deferred Costs

Deferred Costs

Deferred costs primarily consist of deferred sales commissions. Sales commissions paid based on the annual contract value of a signed customer contract are considered incremental and recoverable costs of obtaining a contract with a customer. Sales commissions paid based on the annual contract value are deferred and then amortized on a straight-line basis over a period of benefit that we have determined to be five years.

Deferred costs included within Other assets on our consolidated balance sheets were $83.5 and $70.2 as of December 31, 2018 and 2017, respectively. Amortization expense for the deferred costs was $26.2, $21.2, and $17.5 for the years ended December 31, 2018, 2017, and 2016, respectively.

Revenue Recognition

Revenue Recognition

The core principle of ASC Topic 606 is that revenue is recognized upon transfer of control of promised products or services to customers in an amount that reflects the consideration we expect to receive in exchange for those products or services. In accordance with ASC Topic 606, we perform the following steps to determine revenue to be recognized:

1)	Identify the contract(s) with a customer;
2)	Identify the performance obligations in the contract;
3)	Determine the transaction price;
4)	Allocate the transaction price to the performance obligations in the contract; and
5)	Recognize revenue when (or as) we satisfy a performance obligation.

The significant majority of our two major revenue sources (recurring and professional services and other) are derived from contracts with customers. Recurring revenues are primarily related to our cloud subscription performance obligations. Professional services and other revenues are primarily related to professional services for our cloud customers (including implementation services to activate new accounts, as well as post-go live professional services typically billed on a time and materials basis) and, to a much lesser extent, fees for other non-recurring services, including sales of time clocks and certain client reimbursable out-of-pocket expenses. Fees charged to cloud subscription performance obligations are generally priced either on a per-employee-per-month (“PEPM”) basis for a given month or on a per-employee-per-process basis for a given process, both based on usage; and fees charged for professional services are typically priced on a fixed fee basis for activating new accounts and on a time and materials basis for post go-live professional services.

Our recurring cloud subscription performance obligations are generally priced based on the number of active customer employees, as of the signing of the contract, at the contract PEPM rate over the initial contract term. Our professional services are generally based on a fixed fee charged to our customers for activating new accounts and on a time and materials basis for post go-live professional services. There is typically no variable consideration related to our recurring cloud subscriptions or our activation services, nor do they include a significant financing component, non-cash consideration, or consideration payable to a customer. Our recurring cloud subscriptions are typically billed one month in advance while our professional services are billed over the implementation period for activation of new accounts and as work is performed for post go-live professional services.

Our cloud services arrangements include multiple performance obligations, and transaction price allocations are based on the stand-alone selling price ("SSP") for each performance obligation. Our contract renewal rates serve as an observable input to establish SSP for our recurring cloud subscription performance obligations. The SSP for professional services performance obligations is estimated based on market conditions and observable inputs, including rates charged by third parties to perform implementation services.

For our performance obligations, the consideration allocated to cloud subscription revenues is recognized as recurring revenues, typically commencing with the date the customer processes their first live payroll using the solution (referred to as the "go-live" date). The consideration allocated to professional services to activate a new account is recognized as professional services revenues based on the proportion of total work performed, using reasonably dependable estimates (in relation to progression through the implementation phase), by solution.

Recurring Services Revenues

Recurring Services Revenues

Revenues are presented within the consolidated statements of operations in two categories: recurring services, and professional services and other. Recurring services revenues consist of monthly fees that we charge for our Cloud and Bureau solutions. For our Dayforce solutions, we primarily charge monthly recurring fees on a per employee, per month (“PEPM”) basis, generally one-month in advance of service, based on the number and type of solutions provided to the customer and the number of employees at the customer. We charge Powerpay customers monthly recurring fees on a per-employee, per-process basis. For our Bureau solutions, we typically charge monthly recurring fees on a per-process basis. The typical recurring services customer contract has an initial term of three years. The initial recurring services contracts have general acceptance criteria that consist of the completion of user acceptance testing. Any credits related to service level commitments are recognized as incurred, as service level failures are not anticipated at contract signing. Should a customer cancel the initial contract, an early termination fee may be applicable, and revenue is recognized upon collection. We also generate recurring services revenue from investment income on our Cloud and Bureau customer funds held in trust before such funds are remitted to taxing authorities, customer employees, or other third parties. We refer to this investment income as float revenue. Please refer to Note 12, “Revenue,” for a full description of our sources of revenue.

Professional Services and Other Revenues

Professional Services and Other Revenues

Professional services and other revenues consist primarily of charges relating to the work performed to assist customers with the planning, design, implementation, and staging of their solutions. Also included in professional services are any related training services, post-implementation professional services, and purchased time clocks. We also generate professional services and other revenues from custom professional services and consulting services that we provide and for certain third-party services that we arrange for our Bureau customers. Professional services revenue is primarily recognized as hours are incurred.

Cost of Revenue

Cost of Revenue

Cost of revenue consists of costs to deliver our revenue-producing services. Most of these costs are recognized as incurred, that is, as we become obligated to pay for them. Some costs of revenue are recognized in the period that a service is sold and delivered. Other costs of revenue are recognized over the period of use or in proportion to the related revenue.

The costs recognized as incurred consist primarily of customer service staff costs, customer technical support costs, implementation personnel costs, costs of hosting applications, consulting and purchased services, delivery services, and royalties. The costs of revenue recognized over the period of use are depreciation and amortization, rentals of facilities and equipment, and direct and incremental costs associated with deferred implementation service revenue.

Cost of recurring services revenues primarily consists of costs to provide maintenance and technical support to our customers, and the costs of hosting our applications. The cost of recurring services revenues includes compensation and other employee-related expenses for data center staff, payments to outside service providers, data center, and networking expenses.

Cost of professional services and other revenues primarily consists of costs to provide implementation consulting services and training to our customers, as well as the cost of time clocks. Costs to provide implementation consulting services include compensation and other employee-related expenses for professional services staff, costs of subcontractors, and travel.

Product development and management expense includes costs related to software development activities that do not qualify for capitalization, such as development, quality assurance, testing of new technologies, and enhancements to our existing solutions that do not result in additional functionality. Product development and management expense also includes costs related to the management of our service offerings. Research and development expense, which is included within product development and management expense, was $29.6, $19.0, and $13.0 for the years ended December 31, 2018, 2017, and 2016, respectively.

Depreciation and amortization related to cost of revenue primarily consists of amortization of capitalized software.

Selling, General, and Administrative Expense

Selling, General, and Administrative Expense

Selling expense includes costs related to maintaining a direct marketing infrastructure and sales force and other direct marketing efforts, such as marketing events, advertising, telemarketing, direct mail, and trade shows. Advertising costs are expensed as incurred. Advertising expense was $5.8, $5.6, and $5.9 for the years ended December 31, 2018, 2017, and 2016, respectively.

General and administrative expense includes costs that are not directly related to delivery of services, selling efforts, or product development, primarily consisting of corporate-level costs, such as administration, finance, legal and human resources. Also included in this category are depreciation, and amortization of other intangible assets not reflected in cost of revenue, the provision for doubtful accounts receivable, and net periodic pension costs.

Other (Income) Expense, Net

Other (Income) Expense, Net

Other (income) expense, net includes the results of transactions that are not appropriately classified in another category. These items are primarily net periodic benefit costs, excluding service costs, foreign currency translation gains and losses resulting mainly from intercompany receivables and payables denominated in currencies other than the subsidiary’s functional currency, environmental reserve charges, and charges related to the impairment of asset values.

Income Taxes

Income Taxes

Income taxes have been provided for using the asset and liability method. The asset and liability method requires an asset and liability based approach in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the financial reporting basis and the tax basis of assets and liabilities as adjusted for the expected benefits of utilizing net operating loss carryforwards. The impact on deferred taxes of changes in tax rates and laws, if any, applied to the years during which temporary differences are expected to be settled, is reflected in the consolidated financial statements in the period of enactment.

We classify interest and penalties related to income taxes as a component of the income tax provision.

Fair Value of Financial Instruments

Fair Value of Financial Instruments

The carrying amounts of cash and equivalents, trade and other receivables, net, customer trust funds, customer trust funds obligations, customer advance payments, and accounts payable approximate fair value because of the short-term nature of these items.

Share-Based Compensation

Share-Based Compensation

Our employees participate in share-based compensation plans. Under the fair value recognition provisions of share-based compensation accounting, we measure share-based compensation cost at the grant date based on the fair value of the award and recognize the compensation expense over the requisite service period, which is the period during which an employee is required to provide services in exchange for the award.

We use the Black-Scholes standard option pricing model (“Black-Scholes model”) to determine the fair value of stock options with term-based vesting conditions. The determination of the fair value of the awards on the date of grant using the Black-Scholes model is affected by the value of our common stock as well as other inputs and assumptions described below. Prior to our IPO, the value of our common stock was determined by the Board of Directors with assistance from a third-party valuation expert.

If factors change and we employ different assumptions for estimating share-based compensation expense in future periods or if we adopt a different valuation model, the future periods may differ significantly from what we have recorded in the current period and could materially affect our operating results.

To determine the fair value of both term- and performance-based stock options, the risk-free interest rate used was based on the implied yield currently available on U.S. Treasury zero coupon issues with remaining term equal to the contractual term of the performance-based options and the expected term of the term-based options. Given our limited history as a public company, the estimated volatility of our common stock is based on volatility data for selected comparable public companies over the expected term of our stock options. Because we do not anticipate paying any cash dividends in the foreseeable future, we use an expected dividend yield of zero. The amount of share-based compensation expense we recognize during a period is based on the portion of the awards that are ultimately expected to vest.

We estimate option forfeitures at the time of grant and revise those estimates in subsequent periods if actual forfeitures differ from those estimates. We analyze historical data to estimate pre-vesting forfeitures and record share-based compensation expense for those awards expected to vest. We recognize term-based stock compensation expense using the straight-line method.

Pension and Other Postretirement Benefits Liability

Pension and Other Postretirement Benefits Liability

We present information about our pension and postretirement benefit plans in Note 10 to our consolidated financial statements, “Employee Benefit Plans.” Liabilities and expenses for pensions and other postretirement benefits are determined with the assistance of third-party actuaries, using actuarial methodologies and incorporating significant assumptions, including the rate used to discount the future estimated liability, the long-term rate of return on plan assets, and several assumptions relating to the employee workforce (medical costs, retirement age and mortality). The discount rate assumption utilizes a full yield curve approach by applying the specific spot rates along the yield curve used in the determination of the benefit obligation to the relevant projected cash flows. The impact of a change in the discount rate of 25 basis points would be approximately $12 million on the liabilities and $0.1 million on pre-tax earnings in the following year. The long-term rate of return is estimated by considering historical returns and expected returns on current and projected asset allocations and is generally applied to a five-year average market value of assets. A change in the assumption for the long-term rate of return on plan assets of 25 basis points would impact pre-tax earnings by approximately $1 million. At December 31, 2017, we updated our mortality assumptions utilizing an improvement scale issued by the Society of Actuaries in October 2017, which resulted in a $6.0 million reduction in the projected benefit obligation. At December 31, 2018, we updated our mortality assumptions utilizing an improvement scale issued by the Society of Actuaries in October 2018, which resulted in a $1.5 million reduction in the projected benefit obligation.

Foreign Currency Translation

Foreign Currency Translation

We have international operations whereby the local currencies serve as functional currencies. We translate foreign currency denominated assets and liabilities at the end-of-period exchange rates and foreign currency denominated statements of operations at the weighted-average exchange rates for each period. We report the effect of changes in the U.S. dollar carrying values of assets and liabilities of our international subsidiaries that are due to changes in exchange rates between the U.S. dollar and the subsidiaries’ functional currency as foreign currency translation within accumulated other comprehensive income (loss) in the accompanying consolidated statements of stockholders’ equity and comprehensive income (loss). Gains and losses from transactions and translation of assets and liabilities denominated in currencies other than the functional currency of the subsidiaries are recorded in the consolidated statements of operations within other (income) expense, net.